SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2004

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2004-2

(Issuer with respect to Certificates)

NOVASTAR MORTGAGE FUNDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-114297	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (816) 237-7000

(Former name or former address, if changed since last report)

Item 2.	Acquisition or Disposition of Assets

NovaStar Mortgage Funding Corporation registered issuances of up to $8,300,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statement on Form S-3 (Registration File No. 333-114297) (the “Registration Statement”). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2004-2, issued on June 16, 2004, $1,374,800,100 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2004-2, Class A-1, Class A-2, A-3, A-4, A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3, Class X, Class I, Class O and Class P (the “Certificates”).

The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2004 (the “Agreement”) attached hereto as Exhibit 4.1, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer (the “Servicer”) and as seller (the “Seller”), Wachovia Bank, National Association, as custodian (the “Custodian”) and JPMorgan Chase Bank, as trustee (the “Trustee”). The Certificates represent beneficial ownership interests in a pool of mortgage related loans and certain related property.

As of June 16, 2004, the mortgage loans possessed the characteristics described in the Prospectus, dated April 16, 2004, and the Prospectus Supplement, dated June 9, 2004, filed pursuant to Rule 424(b)(5) of the Act on June 15, 2004.

Item 5.	Other Events.

•	Copies of the opinions of Dewey Ballantine LLP are being filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

•	Consent of Dewey Ballantine LLP

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

1.1	Underwriting Agreement, dated as of June 9, 2004, among NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Greenwich Capital Markets, Inc. (“GCM”), Wachovia Capital Markets, LLC (“Wachovia”), Deutsche Bank Securities Inc. (“Deutsche Bank”) and Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and together with GCM, Wachovia and Deutsche Bank, the “Underwriters”).

4.1	Pooling and Servicing Agreement, dated as of June 1, 2004, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, and the Trustee.

5.1	Opinion of Dewey Ballantine LLP with respect to legality.

8.1	Opinion of Dewey Ballantine LLP with respect to tax matters.

8.2	Opinion of Dewey Ballantine LLP, dated June 16, 2004, with respect to certain tax matters.

10.1	Mortgage Loan Purchase Agreement, dated as of June 1, 2004, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Custodian, and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2004

NOVASTAR MORTGAGE FUNDING CORPORATION,

By:	/s/ MATT KALTENRIEDER
Matt Kaltenrieder
Vice President

Exhibit Index

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of June 9, 2004, among NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Greenwich Capital Markets, Inc. (“GCM”), Wachovia Capital Markets, LLC (“Wachovia”), Deutsche Bank Securities Inc. (“Deutsche Bank”) and Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and together with GCM, Wachovia and Deutsche Bank, the “Underwriters”).

Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2004, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, and the Trustee.

Exhibit 5.1	Opinion of Dewey Ballantine LLP with respect to legality.

Exhibit 8.1	Opinion of Dewey Ballantine LLP with respect to tax matters.

Exhibit 8.2	Opinion of Dewey Ballantine LLP, dated June 16, 2004, with respect to certain tax matters.

Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of June 1, 2004, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Custodian, and the Trustee.

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